Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of October 18, 2015, is entered into by and among Enghouse Systems Limited, an Ontario corporation (“Parent”), New Acquisitions Corporation, a Delaware corporation and a direct or indirect wholly owned subsidiary of Parent (“Merger Sub”), and                     , a stockholder (“Stockholder”) of CTI Group (Holdings) Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS:

WHEREAS, Stockholder is, as of the date hereof, the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act (“beneficial owner”)), or the beneficial owner, of the number of (i) shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”), (ii) Company Stock Options, and (iii) Company Warrants, in each case, set forth opposite Stockholder’s name on Schedule I hereto;

WHEREAS, Parent, Merger Sub and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, for Merger Sub to commence a tender offer (the “Offer”) for all of the issued and outstanding shares of Common Stock and the merger of Merger Sub with and into the Company, with the Company surviving as a direct or indirect wholly owned subsidiary of Parent (the “Merger”); and

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent and Merger Sub as follows:

(a) Stockholder is the record and beneficial owner, or the beneficial owner, of the shares of Common Stock (together with any shares of Common Stock which such Stockholder may acquire at any time on or after the date hereof during the term of this Agreement, the “Shares”) set forth opposite Stockholder’s name on Schedule I to this Agreement, which is incorporated herein by reference. Schedule I hereto lists separately all Company Stock Options, Company Warrants and other rights to purchase Common Stock held by Stockholder (collectively, the “Options”).

(b) Stockholder has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(c) This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(d) Neither the execution and delivery of this Agreement nor the consummation by Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Stockholder is a party or by which Stockholder or Stockholder’s assets are bound. Except for compliance with the provisions of Sections 13 and 16 of the Exchange Act, to the extent that such provisions are applicable, the consummation by Stockholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Stockholder.

(e) Stockholder has good and marketable title to all of the Shares and Options set forth opposite Stockholder’s name on Schedule I hereto, free and clear of any Liens (other than any Permitted Liens); provided that such Shares held by a Stockholder that is a trust are owned beneficially by the beneficiary of such trust.

(f) Stockholder has full voting power, with respect to all of the Shares set forth opposite Stockholder’s name on Schedule I hereto, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth opposite Stockholder’s name on Schedule I hereto. None of the Shares set forth opposite Stockholder’s name on Schedule I hereto are subject to any proxy, voting trust or other agreement or arrangement.

(g) Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of Stockholder’s own choosing. Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

(h) With respect to Stockholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of Stockholder, threatened against, Stockholder or any of Stockholder’s properties or assets that would reasonably be expected to materially prevent, delay or impair the ability of Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

SECTION 2. Representations and Warranties of Parent and Merger Sub. Each of Parent and Merger Sub hereby, jointly and severally, represents and warrants to Stockholder as follows:

(a) Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization.

(b) Each of Parent and Merger Sub has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub have been duly authorized by all necessary corporate action on the part of each of Parent and Merger Sub, and no other corporate action on the part of Parent and Merger Sub are necessary to authorize this Agreement. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by Stockholder, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

SECTION 3. Tender of the Shares.

(a) Stockholder hereby agrees that, unless this Agreement is earlier terminated pursuant to Section 7 hereof, Stockholder shall duly tender the Shares or cause the Shares to be duly tendered to Merger Sub pursuant to the Offer promptly following the commencement of the Offer pursuant to Section 1.01 of the Merger Agreement, and in any event no later than the tenth (10th) Business Day following such commencement (or in the case of any Shares directly or indirectly acquired subsequent to such tenth (10th) Business Day, no later than two (2) Business Days after such acquisition), free and clear of all Liens (other than any Permitted Liens).

(b) Stockholder hereby agrees that once the Shares are tendered into the Offer, Stockholder will not withdraw any Shares from the Offer unless and until this Agreement is terminated in accordance with Section 7 hereof.

(c) If this Agreement is terminated prior to the purchase of the Shares in the Offer, Parent and Merger Sub shall promptly (and in any event no later than the fifth (5th) Business Day) return, and shall cause any depository or paying agent acting on behalf of Parent and Merger Sub, to return any tendered Shares to Stockholder.

SECTION 4. Transfer of the Shares.

(a) Prior to the termination of this Agreement, except as otherwise provided herein, Stockholder shall not: (i) transfer, assign, sell, gift-over, pledge or otherwise dispose of, or consent to any of the foregoing (“Transfer”), any or all of the Shares or any right or interest therein; (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Shares; (iv) deposit any of the Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Shares; or (v) take any other action, other than in Stockholder’s capacity as an officer or director of the Company (if applicable), that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby.

(b) Notwithstanding the foregoing, Stockholder may make (i) Transfers of Shares by will or by operation of law or other Transfers to immediate family members, trusts for the benefit of Stockholder, any immediate family member of Stockholder, charity or other Transfers for estate planning purposes, or upon the death of Stockholder, in which case any such transferee shall agree in writing to be bound by this Agreement prior to the consummation of any such Transfer; (ii) with respect to any Options, Transfers of Shares to the Company (A) in payment of the exercise price applicable to each such Options or (B) in order to satisfy required withholding taxes applicable upon the exercise of such Options, (iii) with respect to any Company Restricted Stock Units, Transfers of Shares to the Company in order to satisfy required withholding taxes applicable upon the vesting of such Company Restricted Stock Units, and (iv) other Transfers of Shares as Parent may otherwise agree in writing in its sole discretion.

SECTION 5. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) Stockholder hereby irrevocably grants to, and appoints, Parent and any designee thereof, Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote the Shares, or to grant a consent or approval in respect of the Shares, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of stockholders of the Company (i) in favor of the Merger or any other transaction pursuant to which Parent or Merger Sub proposes to acquire the Company, whether by tender offer, merger, or otherwise, in which stockholders of the Company would receive consideration per share of Common Stock equal to or greater than the consideration to be received by such stockholders in the Offer and the Merger, and/or (ii) against any action or agreement which would impede, interfere with or prevent the Merger, including, but not limited to, any other extraordinary corporate transaction, including a merger, acquisition, sale, consolidation, reorganization or liquidation involving the Company and a third party, or any other proposal of a third party to acquire the Company.

(b) Stockholder represents that any proxies heretofore given in respect of the Shares, if any, are revocable, and hereby revokes any such proxies.

(c) Stockholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and, except if this Agreement is terminated in accordance with Section 7 hereof, is intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL. If for any reason the proxy granted herein is not irrevocable, then Stockholder agrees to vote Stockholder’s Shares as instructed by Parent in writing.

SECTION 6. Takeover Proposals; Non-Solicitation. Stockholder shall not and shall cause its Affiliates and its and their respective Representatives not to, directly or indirectly, (i) solicit, initiate or intentionally encourage (including by way of providing information) the submission or announcement of any inquiries, proposals or offers that constitute a Takeover Proposal, (ii) participate or engage in any discussions or negotiations with any Person with respect to a Takeover Proposal, (iii) otherwise cooperate with or assist or participate in, or knowingly facilitate any such inquiries, proposals, offers, discussions or negotiations or (iv) enter into any merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar Contract relating to a Takeover Proposal or enter into any Contract or agreement in principle requiring the Stockholder to abandon, terminate or fail to consummate the transactions contemplated by this Agreement; provided, however, that, if applicable, nothing herein shall prevent Stockholder from acting in his or her capacity as an officer or director of the Company, or taking any action in such capacity (including at the direction of the Company Board), but only in either such case as and to the extent permitted by Section 5.02 of the Merger Agreement. Stockholder shall, and shall cause its Affiliates and its and their respective Representatives to, immediately cease participating in any solicitation, discussion or negotiation with any Person (other than Parent and Merger Sub) with respect to any actual or potential merger, acquisition, sale, consolidation, reorganization or liquidation involving the Company and a third party, or any other proposal of a third party to acquire the Company. Except to the extent such notice has previously been provided by the Company pursuant to the Merger Agreement, each Stockholder shall as promptly as practicable notify Parent in the event that the Stockholder or any of its Affiliates or Representatives receives any Takeover Proposal from any Person or group (but no event later than twenty-four (24) hours after such receipt), which notice shall set forth the material terms and conditions of any such Takeover Proposal and the identity of the Person making such Takeover Proposal.

SECTION 7. Termination.

(a) This Agreement, shall terminate immediately and shall become null and void and have no effect upon, without any action whatsoever on the part of any party hereto, upon the earliest to occur of the following:

(i) termination of the Merger Agreement in accordance with its terms;

(ii) the Effective Time;

(iii) an Adverse Recommendation Change in accordance with the Merger Agreement;

(iv) the date of any amendment to the Merger Agreement that changes any terms of the Offer or the Merger without the prior written consent of Stockholder that (A) reduces the Offer Price or the Merger Consideration, or (B) changes the form of consideration payable in the Offer or the Merger;

(v) the Offer shall have terminated or the Expiration Date shall have occurred, in each case, without acceptance for payment of the Shares pursuant to the Offer; or

(vi) the mutual written consent of Parent and Stockholder.

(b) Upon termination of this Agreement, (i) all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; and (ii) Stockholder shall be permitted to withdraw Stockholder’s Shares tendered pursuant to the Offer; provided, however, that the termination of this Agreement shall not relieve any party from liability arising from fraud or any breach prior to such termination.

(c) Notwithstanding anything to the contrary contained in this Agreement, this Section 7(c) and Sections 8(a), (d), (e), (f), (h), (i), (j), (k) and (m) shall survive the termination of this Agreement.

SECTION 8. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied or emailed (which is confirmed) or sent by a nationally recognized overnight courier service, such as Federal Express (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Stockholder, at the address set forth below Stockholder’s name on Schedule I hereto, with a copy to (which shall not constitute notice to Stockholder):

Duane Morris LLP

30 South 17th Street

Philadelphia, Pennsylvania 19103-4196

Attention: Chad J. Rubin

Fax No: (215) 405-3863

Email: crubin@duanemorris.com

If to Parent or Merger Sub, to:

Enghouse Systems Limited

80 Tiverton Court, Suite 800

Markham, Ontario, Canada

L3R 0G4

Attention: Todd May, Vice President, General Counsel

Fax: (905) 946-3201

Email: todd.may@enghouse.com

With a copy to (which shall not constitute notice to Parent or Merger Sub):

Paul, Weiss, Rifkind, Wharton & Garrison LLP

77 King Street West, Suite 3100

Toronto, Ontario M5K 1J3

Attention: Christopher J. Cummings, Esq.

Fax No: (416) 981-7064

Email: ccummings@paulweiss.com

(b) Publication. Stockholder hereby permits Parent and Merger Sub to publish and disclose in the Offer Documents (including all documents and schedules filed with the SEC) Stockholder’s identity and ownership of shares of Common Stock and the nature of Stockholder’s commitments, arrangements and understandings pursuant to this Agreement.

(c) Further Actions. Each of the parties hereto agrees that it will use its reasonable best efforts to do all things necessary to effectuate this Agreement.

(d) Amendment, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(e) Specific Performance. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that until such time as this Agreement is validly terminated pursuant to the provisions of Section 7, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the United States District Court for the District of Delaware or any other competent court of the State of Delaware (collectively, the “Delaware Courts”), this being in addition to any other remedy to which they are entitled at law or in equity. The pursuit of specific enforcement by either party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled.

(f) Entire Agreement. This Agreement (together with the Merger Agreement, to the extent referred to herein) constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

(g) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any assignment without such consent shall be null and void; provided, however, that Merger Sub may assign, in its sole and absolute discretion, any or all of its rights, interests and obligations under this Agreement to Parent or any direct or indirect wholly owned Subsidiary of Parent. No assignment (including an assignment to which the Company has consented) shall release Parent or Merger Sub of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(h) Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to and does not confer upon any Person other than the parties any legal or equitable rights or remedies, whether as third party beneficiaries or otherwise.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (WHETHER OF THE

STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY STATE OTHER THAN THE STATE OF DELAWARE, EXCEPT TO THE EXTENT THAT MANDATORY PROVISIONS OF THE BUSINESS CORPORATION LAW ARE APPLICABLE HERETO.

(j) Consent to Jurisdiction. Each of the parties hereto hereby (i) irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Courts in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Delaware Court, (iii) agrees that it will not bring any such action or proceeding in any court other than the Delaware Courts, (iv) agrees that any Claim in respect of any such action or proceeding may be heard and determined in any Delaware Court, (v) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any Delaware Court and (vi) waives, to the fullest extent it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any Delaware Court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8(a). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(k) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(k).

(l) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or portable document format (.PDF)), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

(m) Action in Stockholder Capacity Only. Parent and Merger Sub acknowledge that Stockholder has entered into this Agreement solely in its capacity as the record and/or beneficial owner of the Shares and, if applicable, not in any capacity as a director or officer of the Company. Nothing herein shall limit or affect any actions taken by Stockholder or its Affiliates or designee, or require Stockholder or its Affiliates or designee to take any action, in each case, if applicable, in his or her capacity as a director or officer of the Company, and any actions taken, or failure to take any actions, by such a director or officer in such capacity shall not be deemed to constitute a breach of this Agreement (it being understood that the matters that are the subject of Section 6 hereof are subject to Section 5.02 of the Merger Agreement as it relates to such director or officer in his or her capacity as such).

(n) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date written above.

PARENT:

Enghouse Systems Limited

By:
Name:
Title:

MERGER SUB:

New Acquisitions Corporation

By:
Name:
Title:

STOCKHOLDER:

By:
Name:

[Signature Page to Tender and Support Agreement]

SCHEDULE I

Name and Address	Shares	Company Stock Options	Company Warrants	Other Options